Exhibit 99.1

Historical Financials(1)

Allison | Dana OH | Run-Rate Synergies ($120mm)

Pro Forma Net Sales

($ in millions)



$6,120
$3,085
$3,035
FY 2023
$5,921
$2,696
$3,225
FY 2024
$5,675
$2,475
$3,200
LTM Q2 2025

Pro Forma Adj. EBITDA(2)

($ in millions)



% Margin
25.5%
26.6%
28.5% (3)
$1,560
$452
$1,108
FY 2023
$1,573
$408
$1,165
FY 2024(5)
$1,618
$120 (3)
$314
$1,184
LTM Q2 2025(5)

Capital Expenditures

($ in millions)



% of Revenue
3.2%
3.6%
4.2%
$193
$68
$125
FY 2023
$212
$69
$143
FY 2024
$240
$72
$168
LTM Q2 2025

Pro Forma Free Cash Flow(4)

($ in millions)



FCF Conv.(4)
87.6%
86.5%
84.0%
$1,367
$384
$983
FY 2023
$1,361
$339
$1,022
FY 2024(5)
$1,258
$242
$1,016
LTM Q2 2025(5)

Note: LTM figures as of 6/30/2025.

1. Combined financial results are arithmetic sums, not pro forma amounts presented in accordance with Article 11 of Regulation S-X.
2. Non-GAAP financial measure. See appendix for certain reconciliations to GAAP measures.
3. Includes full run-rate impact of $120mm of synergies.
4. FCF and FCF Conversion defined as Adj. EBITDA – Capex and (Adj. EBITDA – Capex / Adj. EBITDA).
5. Subsequent to the release of this presentation, we became aware that this number is incorrect and will be updated in due course. We will provide the correct number at such time. Please place no reliance upon this number until updated.

Allison Transmission

34

Non-GAAP Reconciliations – Allison + Dana OH

Pro Forma Adjusted EBITDA

($ in millions)

	2024[(1)]	LTM 6/30/25[(1)]
Net income (GAAP)	**$678**	**$660**
plus:		
Income tax expense	188	146
Depreciation of property, plant and equipment	198	194
Interest expense, net	219	222
Amortization of intangible assets	90	86
Acquisition-related expenses (a)	44	68
Inventory step-up (b)	87	87
Stock-based compensation expenses (c)	26	26
Unrealized (gain) loss on marketable securities (d)	9	(9)
UAW local contract signing incentives (e)	14	-
Pension plan settlement loss (f)	4	-
Restructuring charges, net (g)	9	11
Other (h)	8	7
Adjusted EBITDA (Non-GAAP)	**$1,574**	**$1,498**
Cost Synergies (i)		120
Pro Forma Adjusted EBITDA (Non-GAAP)		**$1,618**
Net sales (GAAP)	**$5,921**	**$5,675**
Net income as a percent of Net sales (GAAP)	**11.5%**	**11.6%**
Pro Forma Adjusted EBITDA as a percent of Net sales (Non-GAAP)	**-**	**28.5%**

Note: Pro forma figures prepared on an Article 11 basis.
(a) Represents acquisition-related expenses (recorded in Selling, general and administrative), primarily consulting and legal fees, related to the acquisition of Dana OH.
(b) Represents non-cash charges related to the fair value adjustment of inventory acquired from the acquisition of Dana OH.
(c) Represents stock-based compensation expense (recorded in Cost of sales, Selling, general and administrative, and Engineering — research and development).
(d) Represents unrealized losses (gains) (recorded in Other income (expense), net) related to an investment in the common stock of Jing-Jin Electric Technologies Co. Ltd.
(e) Represents non-recurring incentives (recorded in Cost of sales, Selling, general and administrative, and Engineering - research and development) to eligible employees as a result of the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America ("UAW") Local 933 represented employees ratifying a four-year collective bargaining agreement effective through November 2027.
(f) Represents a non-cash settlement charge (recorded in Other (expense) income, net) for a pro rata portion of previously unrecognized pension plan actuarial net losses associated with the pension risk transfer of a portion of our salaried defined benefit pension plan obligations to a third-party insurance company.
(g) Represents restructuring plan expenses of Dana OH.
(h) Represents other adjustments as defined by the Second Amended and Restated Credit Agreement dated as of March 29, 2019, as amended.
(i) Represents cost synergies and operational improvements expected to result from the acquisition of Dana OH.

1. Subsequent to the release of this presentation, we became aware that this number is incorrect and will be updated in due course. We will provide the correct number at such time. Please place no reliance upon this number until updated.

Allison Transmission 40

Non-GAAP Reconciliations – Allison + Dana OH Pro Forma Adjusted Free Cash Flow ($ in millions) Net cash provided by operating activities (GAAP)Deductions to reconcile to Adjusted free cash flow: Additions of long-lived assets Adjusted free cash flow (Non-GAAP) 2024(1) LTM 6/30/25(1) $854 $858 (212) (240) $642 $618 1. Subsequent to the release of this presentation, we became aware that this number is incorrect and will be updated in due course. We will provide the correct number at such time. Please place no reliance upon this number until updated. Allison Transmission 41

Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995) including, without limitation, statements regarding our incremental annual revenue opportunities, growth expectations of our addressable markets and statements regarding the Facilities and the pro forma impact thereof on our financial condition. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements ex pressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, wars and pandemics; global economic volatility; general economic and industry conditions, including the risk of recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending and the timing of defense programs; risks associated with our international operations, including acts of war and increased trade protectionism; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions and collaborations; and risks related to our indebtedness. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025. Allison Transmission 2

Notice to and Undertaking by Recipients (Cont’d) IV. Non-GAAP Financial Information This Lender Presentation includes the following non-GAAP financial measures: Pro Forma Adjusted EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Leverage, Pro Forma Free Cash Flow, and Adjusted Free Cash Flow. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s or the OH Business’s financial results, as applicable. We believe these non-GAAP financial measures allow management to better understand our consolidated financial performance from period to period and better project our future financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period-to-period comparisons. The Recipient should be aware that because not all companies calculate non-GAAP financial information identically (or at all), this presentation herein may not be comparable to other similarly titled measures used by other companies. Further, such non-GAAP financial information of the Company or the OH Business, as applicable, should not be considered in isolation or as a substitute for the information contained in the historical financial information of the Company, if any, prepared in accordance with GAAP included herein. The adjustments made to calculate these non-GAAP financial measures are significant components in understanding and evaluating our financial performance and liquidity. Allison Transmission 5